RELEASE


     This Release is being  executed and  delivered in  accordance  with Section
3.15 of the Exchange Agreement dated February 14, 2000 ("Agreement") by and among INFINITY INVESTORS LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Infinity"), GLACIER CAPITAL LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Glacier"), GLOBAL GROWTH LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Global"), SUMMIT CAPITAL LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Summit" and, together with Infinity, Glacier and Global, each a "Fund", and collectively, the "Funds" or the "Releasors") and AURA SYSTEMS, INC., a Delaware corporation (the "Company" or "Releasee"). Capitalized terms used in this Release without definition have the respective meanings given to them in the Agreement.

                                   WITNESSETH:

                  WHEREAS, Releasors acknowledge that the execution and delivery of this Release is a condition to the Company's obligation to make the Exchange on the Closing Date pursuant to the Agreement and that the Company is relying on this Release in consummating such Exchange.

                  NOW, THEREFORE, in consideration of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Releasors agree as follows:

     Section 1. Recitals. The foregoing recital is true and correct.

                  Section 2. Release. Effective upon the execution and delivery of this Release, each of the Releasors does hereby forever discharge and fully release the Releasee from any and all actions, causes of action, claims, contracts, obligations, demands, damages, costs, expenses, attorneys' fees, compensation, debts and liabilities of any nature whatsoever, whether arising at law or in equity, known or unknown, arising out of or relating to any matters, transactions or events which existed or have occurred prior to the date of this Release; provided, however, that such Release shall not (a) preclude the Funds from asserting any and all matters in connection with the appointment of a bankruptcy trustee, examiner, receiver or responsible person for the Company in any bankruptcy, insolvency or other proceeding involving the Company, or (b) include any and all claims or causes of action of the Funds of whatever character or nature, at law or in equity, arising from, related to, or in connection with any payments, conveyances or transfers of assets or property by the Company to any Person, including, without limitation, to any of its officers, directors, subsidiaries, Affiliates or Insiders.

     Section 3. Representations and Warranties. Each of the Releasors represent and warrants to the Releasee as of the date hereof that:

                  3.1. Authority and Enforceability. He has full power and authority to execute and deliver this Release, on behalf of the Funds and to obligate the Funds as provided herein. He has duly authorized, executed and delivered this Release voluntarily, on behalf of the Funds and this Release constitutes the legal, valid and binding agreement of the Funds, enforceable against the Funds in accordance with its terms, except as such enforcement may be limited by general principles of equity or by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally.

     3.2. No Assignment. He has not assigned or transferred to any other person or entity any rights or claims which if not so assigned or transferred would be relinquished by this Release.

                  3.3. Review of Documentation and Release; Consultation with Counsel. Releasors have provided a copy of the Release to its attorneys and have had an adequate opportunity to consult with them and to take whatever actions it has deemed necessary in order to adequately evaluate the terms and provisions hereof and to determine to execute and deliver this Release.

                  3.4. No Reliance or Inducements. Except for the consideration reflected in the recitals hereto, in executing and delivering this Release, the Funds have not relied upon any statements, representations, conduct, or information in any form, made or given by the Releasee or its representatives or professional advisors.

                  Section 4.        Miscellaneous.

                  4.1. Governing Law. The interpretation and construction of this Release, and all matters relating hereto, shall be governed by the laws of the State of New York, without regard to principles of conflicts of law.

                  4.2. Severability. The rights, benefits and obligations of the Releasors pursuant to this Release shall be separate and apart and irrespective of any other rights, benefits, obligations or conditions in any other agreement, document or instrument, and if any other agreement, document or instrument, or any provision thereof, shall be held to be invalid or unenforceable, this Release and all provisions herein shall remain in full force and effect. If any provision of this Release shall be held to be unenforceable, then the invalidity of such specific provision shall not be held to invalidate any other provision herein and such other provision shall remain in force and effect.

                  4.3. No Waiver. The waiver by any party of a breach or violation of any provision of this Release shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof. No single or partial exercise of any right, power or privilege hereunder precludes any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     4.4. Amendments. This Release may be amended only in writing signed by the Releasors and consented to by the Releasee.

     4.5. Construction. This Release shall be interpreted without regard to any presumption or rule requiring construction against the Person causing this Release to be drafted.

                  4.6. Entire Agreement. This Release sets forth the entire understanding of the Releasors and the Releasee with respect to the subject matter hereof. This Release supersedes all prior oral and written agreements and understandings among the Releasors and the Releasee with respect to such subject matter.



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                                [SIGNATURE PAGE]

                                [SIGNATURE PAGE]



                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Release by their duly authorized agent as of the date first indicated above.


                           INFINITY INVESTORS LIMITED

                                               HW Partners, LP
                                                Its Agent
                                                     By:    HW Finance, LLC
                              Its Managing Partner

                                                     By:
                            Name: Stuart J. Chasanoff
                                                 Title:    Senior Vice President


                                                     GLACIER CAPITAL LIMITED

                                                     HW Partners, LP
                                                            Its Agent

                                                     By:    HW Finance, LLC
                              Its Managing Partner

                                                     By:
                            Name: Stuart J. Chasanoff
                                                Title:    Senior Vice President


                                                     GLOBAL GROWTH LIMITED

                                                     HW Partners, LP
                                                            Its Agent

                                                     By:    HW Finance, LLC
                              Its Managing Partner

                                                     By:
                            Name: Stuart J. Chasanoff
                                              Title:    Senior Vice President



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                                                     SUMMIT CAPITAL LIMITED

                                                     HW Partners, LP
                                                            Its Agent

                                                     By:    HW Finance, LLC
                              Its Managing Partner

                                                     By:
                            Name: Stuart J. Chasanoff
                                               Title:    Senior Vice President